UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of report (date of earliest event reported): August 1, 2006

                               Balchem Corporation
             (Exact name of registrant as specified in its charter)

Maryland                                   1-13648           13-2578432
(State or other jurisdiction of   (Commission File Number)   (IRS Employer
incorporation)                                               Identification No.)

                       P.O. Box 600, New Hampton, NY 10958
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (845) 326-5600

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]      Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

[_]      Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

[_]      Pre-commencement  communications  pursuant to Rule  14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

[_]      Pre-commencement  communications  pursuant to Rule  13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02 Results of Operations and Financial Condition

On August 1, 2006, Balchem Corporation, reported earnings for its second quarter ended June 30, 2006. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1.

The information in this Form 8-K (including Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

99.1 Press Release of Balchem Corporation dated August 1, 2006, reporting its financial results for the second quarter of 2006.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  BALCHEM CORPORATION


                                                  By:/s/ Francis J. Fitzpatrick
                                                  -----------------------------
                                                  Francis J. Fitzpatrick
                                                  Chief Financial Officer

Dated: August 1, 2006


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                                  Exhibit Index


Exhibit Number             Description
--------------             -----------


99.1              Press Release of Balchem Corporation, dated August 1, 2006